                                                             UNITED STATES
                                                  SECURITIES AND EXCHANGE COMMISSION
                                                        Washington, D. C. 20549

                                                               FORM 8-K

                                          CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF
                                                  THE SECURITIES EXCHANGE ACT OF 1934

                                  Date of report (Date of earliest event reported): December 20, 2001

                        Exact name of registrant as specified                                          I.R.S.
                        in its charter, state of incorporation,                                        Employer
Commission              address of principal executive offices,                                        Identification
File Number             Telephone                                                                      Number

1-16305                 PUGET ENERGY, INC.                                                             91-1969407
                                    A Washington Corporation
                                    411 - 108th Avenue N.E.
                                    Bellevue, Washington 98004-5515
                                    (425) 454-6363

1-4393                  PUGET SOUND ENERGY, INC.                                                       91-0374630
                                    A Washington Corporation
                                    411 - 108th Avenue N.E.
                                    Bellevue, Washington 98004-5515
                                    (425) 454-6363

ITEM 5. Other Events

On December 3, 2001, PSE filed petitions for an interim electric-rate increase with the Washington Utilities and
Transportation Commission.  The interim filing consisted of two parts: a request for deferral of projected under recovered power costs for the period January 1, 2002 through February 28, 2002 and a surcharge to rates beginning March 1, 2002 to collect in rates projected under recovered power costs for the period March 1, 2002 through October 31, 2002, and the deferred amount.  The surcharge would remain in effect until new general rates are established in the Company's general rate case filed November 26, 2001 (which by statute is not to exceed 11-months from the time of the filing).

On December 20, 2001, the Washington Utilities and Transportation Commission authorized Puget Sound Energy, Inc. (PSE) to defer excess power costs for the period January 1, 2002 through March 31, 2002.  PSE projects the excess power costs for the period will be approximately $89.2 million.  These costs will be subject to review by the Washington Utilities and
Transportation Commission during the interim rate case.  In the interim proceeding, the Company will bear the burden of proof to show such costs were prudently incurred and that recovery of these costs in rates is appropriate.

PSE presently anticipates the Washington Utilities and Transportation Commission will act on PSE's interim request to approve the surcharge to electric rates before March 31, 2002.

Statement Regarding Forward-Looking Statements

The Company is including the following cautionary statement in this Current Report on Form 8-K to take advantage of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 for any forward-looking statements made by or on behalf of the Company.  The report includes forward-looking statements, such as statements of the Company's predictions, plans, objectives, expectations and intentions, including, but not limited to, statements regarding projected excess power costs.  Words such as "anticipate," "believe," "expect," "future" and "intend" and similar expressions are used to identify forward-looking statements. However, these words are not the exclusive means of identifying such
statements.   In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements. Forward-looking statements involve risks and uncertainties which could cause actual results or outcomes to differ materially from those expressed.  Some important factors that could cause actual results or outcomes for the Company to differ materially from those discussed in forward-looking statements include:

o        prevailing legislative developments, governmental policies and regulatory actions with respect to allowed rates of return, financings, or industry and rate structures;
o        weather and hydroelectric conditions;
o        wholesale energy prices;
o        effect of competition;
o        changes in and compliance with environmental and endangered species laws and policies;
o        population growth rates and demographic patterns;
o        capital market conditions; and
o        legal and regulatory proceedings.

Any forward-looking statement speaks only as of the date on which such statement is made, and, except as required by law, the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events.  Facts and developments, including developments in Puget Sound Energy's rate case, emerge from time to time and it is not possible for management to predict such developments, nor can it assess their impact on the business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement.

                                                               SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                                     PUGET ENERGY, INC.
                                                     PUGET SOUND ENERGY, INC.

                                                     Richard L. Hawley
                                                     -----------------------------------

                                                     Richard L. Hawley
                                                     Vice President and Chief Financial Officer

Date: December 21, 2001